AIRCRAFT LEASE EXTENSION AND AMENDMENT AGREEMENT





                           Dated as of October 1, 1999



                                     between



                           AIRPLANES HOLDINGS LIMITED

                       (formerly known as GPA II Limited)

                                    as Lessor



                                       and



                             FRONTIER AIRLINES, INC.

                                    as Lessee









                                  in respect of
                        Aircraft Lease Agreement dated as
                 of October 20, 1995 relating to Boeing 737-301
               aircraft bearing manufacturer's serial number 23177

(Portions of this exhibit have been excluded from the publicly available document and an application for an order granting confidential treatment of the excluded material has been made. These items are maked with (*).)












THIS AGREEMENT is made as of October 1, 1999 BETWEEN:

AIRPLANES HOLDINGS LIMITED (formerly known as GPA II Limited), a company incorporated under the laws of Ireland whose registered office is at Aviation House, Shannon, County Clare, Ireland ("Lessor"); and

FRONTIER AIRLINES, INC., a company incorporated under the laws of the State of Colorado whose headquarters are at 12015 East 46th Avenue, Denver, Colorado 80239, U.S.A. ("Lessee").

WHEREAS:

(A) By an Aircraft Lease Agreement dated as of October 20, 1995 (the "Lease"), Lessor leased to Lessee and Lessee took on lease one Boeing 737-301 aircraft with manufacturer's serial number 23177 (the "Aircraft") on the terms and subject to the conditions contained therein.

(B) Lessor and Lessee wish to enter into this Agreement for the purpose of extending the term of the Lease and making certain further amendments to the Lease.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1 Definitions: Capitalised terms used herein but not defined shall have the respective meanings ascribed to such terms in the Lease. In this Agreement "Extended Lease" means the Lease as amended by this Agreement.

1.2 Construction: The provisions of Clause 1.2 (Construction) of the Lease shall apply to this Agreement as if the same were set out in full herein.

2.       REPRESENTATIONS AND WARRANTIES

         Lessee hereby repeats the representations and warranties in Clause 2.1 of the Lease as if made with reference to the facts and circumstances existing as at the date hereof and as if the references in such representations and warranties to "this Agreement" referred to the Lease as amended by this Agreement.

3.       LEASE EXTENSION

         Lessor and Lessee hereby agree (subject to satisfaction of the conditions specified in Clause 5) to extend the period for which the Aircraft is leased to Lessee pursuant to the Lease from the current Expiry Date to and including February 28, 2003. Accordingly, the Lease is hereby amended (subject to satisfaction of the conditions specified in Clause 5) by deleting the words "the day preceding the numerically corresponding day" through the words "following an Event of Loss" in the definition of "Expiry Date" in Clause 1.1 and replacing them with the words "February 28, 2003".

4.       OTHER AMENDMENTS TO LEASE

4.1      Other   Amendments:   The  Lease  shall be further amended  (subject to
         satisfaction of the conditions  specified in Clause 5) as follows:

4.1.1 The definition of "Adjustment Date" in Clause 1.1 shall be amended by deleting the current language and replacing it with the following:
         "March 28, 1996".

4.1.2 The definition of "Deposit"in Clause 1.1 shall be amended by deleting the current language and replacing it with the following: "(*).", and Clause 5.1 shall be amended by deleting the current language and replacing it with the following: "Deposit: Lessee has paid to Lessor the Deposit.".

4.1.3 The definition of "Owner" in Clause 1.1 shall be amended by deleting the words "GPA Finance (Bermuda) Limited" and replacing them with the words "Airplanes (Bermuda) Limited".

4.1.4 The amount of Rent for each Rental Period during the extended Term, from February 29, 2000 through February 28, 2003, shall be (*). Accordingly, with effect from February 29, 2000, (i) Clause 5.3(a) shall be amended by deleting the current language in its entirety and replacing it with the following: "Rent: Lessee will pay to Lessor or its order on each Rent Date Rent in the amount of (*)." and (ii) Clause 5.3(b) shall be amended by deleting the current language in its entirety and replacing it with the following: "[Intentionally Omitted.]".

4.1.5 The word "or" at the end of Clause 16.7(a) shall be deleted and the following shall be added at the end of Clause 16.7(a):

         "The U.N. Convention on Contracts for the International Sales of Goods is not applicable to this Agreement and all of its terms must be construed in accordance with the Governing Law applicable to domestic transactions in the jurisdiction to which the Governing Law pertains; and".

4.1.6 Clause 16.11 shall be amended by deleting the Lessor and Owner contact information and replacing it with the following:

         "Lessor: Address: c/o GE Capital  Aviation  Services, Limited, Aviation
         House,  Shannon,  County  Clare,  Ireland,   Attn.:  Contracts  Leader;
         Facsimile: 353 61 706867; Telephone: 353 61 706784.

         Owner:  Address:  c/o  GE  Capital Aviation Services, Limited, Aviation
         House,  Shannon,  County  Clare,  Ireland,   Attn.:  Contracts  Leader;
         Facsimile: 353 61 706867; Telephone: 353 61 706784.".

4.1.7 In Clause 17.1(a), the words "DATE PROCESSING," shall be added after the word "DURABILITY," in the fourth line thereof.

5.       CONDITIONS PRECEDENT

5.1 Conditions: This Agreement and Lessor's obligation to extend the Term shall take effect upon issuance by Lessor of a notice to Lessee (the "Extension Notice") confirming the satisfaction of each of the following conditions and receipt of the following documents by Lessor on or prior to February 28, 2000:

         (a) Resolutions: a copy of a resolution of the board of directors of Lessee approving the terms of, and transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorising a specified person or persons to execute this Agreement;

         (b) Legal Opinions: a legal opinion from legal counsel acceptable to Lessor in the form of Schedule 1, together with a draft of a legal opinion from Crowe & Dunlevy P.C. or other counsel acceptable to Lessor who are recognized specialists with regard to FAA registration matters in form acceptable to Lessor as to the due filing for recordation of this Agreement, to be delivered in executed final form to Lessor and Lessee upon such filing and recordation;

         (c) Certificate of Lease Termination: a replacement certificate of lease termination executed by a duly authorized officer of Lessee, substantially in the form of Schedule 2 hereto, acknowledging that the Extended Lease is no longer in effect with respect to the Aircraft, which certificate Lessor will hold in escrow to be filed at the FAA upon the expiration of the Term or other termination of the leasing of the Aircraft to Lessee pursuant to the Extended Lease; and

         (d)      Other: such other documents as Lessor may reasonably request.

5.2 Further Conditions Precedent: The obligation of Lessor to extend the Term under this Agreement is subject to the further conditions precedent that as of the date of issuance of the Extension Notice:

         (a) the representations and warranties of Lessee under Clause 2 of this Agreement and u nder Clause 2 of the Lease shall be true and correct; and

         (b) no Default shall have occurred and be continuing or might result from the leasing of the Aircraft to Lessee under the Extended Lease.

5.3 Waiver: The conditions specified in Clauses 5.1 and 5.2 are for the sole benefit of Lessor and may be waived or deferred (in whole or in part and with or without conditions) by Lessor.

6.       MISCELLANEOUS

6.1 Further Assurances: Lessee agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by Lessor to establish, maintain and protect the rights and remedies of Lessor and to carry out and effect the intent and purpose of this Agreement.

6.2 Counterparts: This Agreement may be executed in any number of separate counterparts, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

6.3 Governing Law: The provisions of Clause 1 6.12 (Governing Law and Jurisdiction) of the Lease shall apply to this Agreement as if the same were set out in full herein.

6.4 Variation: The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of Lessor and Lessee.

6.5 Invalidity of any Provision: If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

6.6 Costs and Expenses: In accordance with Clause 16.9 of the Lease, Lessee shall bear the costs and expenses associated with this extension and amendment of the Lease, including without limitation the costs and expenses of legal counsel providing the legal opinions referenced in Clause 5.1.

7.       CONTINUATION OF LEASE

         Save as expressly amended by this Agreement, the Lease shall continue in full and unvaried force and effect as the legal, valid and binding rights and obligations of each of Lessor and Lessee enforceable in accordance with their respective terms.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.



Signed for and on behalf of
AIRPLANES HOLDINGS LIMITED

(formerly known as GPA II Limited)

By:        __________________

Name:      __________________

Title:     __________________



Signed for and on behalf of FRONTIER AIRLINES, INC.

By:        __________________

Name:      __________________

Title:     __________________

                                   SCHEDULE 1

                              FORM OF LEGAL OPINION

  [TO BE CONFORMED TO FORM PROVIDED AT ORIGINAL DELIVERY, UPDATED AS NECESSARY]



Airplanes Holdings Limited
Aviation House
Shannon
Co. Clare
Ireland


[Date]

Dear Sirs,

1. You have asked us to render an opinion in connection with the transaction governed by or subject to, inter alia, the under-mentioned documents.

1.1      the Agreement as defined in paragraph 1.4 below;

1.2      the Amendment as defined in paragraph 1.4 below;

1.3      the [Articles of Incorporation and By-laws]* of Lessee; and

[*Counsel should amend this reference as necessary to describe the actual constitutional documents of Lessee]

1.4 all other documents, approvals and consents of whatever nature and wherever kept which it was, in our judgement and to our knowledge, necessary or appropriate to examine to enable us to give the opinion expressed below.

         Words and expressions used and not otherwise defined herein will bear the same meanings as defined in an Aircraft Lease Agreement dated ________ 19__ between ________ ________ ("Lessor") and ________
         ________ ("Lessee") in respect of one ________ aircraft with manufacturer's serial number ________ together with the ________ installed ________ engines (the "Aircraft"), as amended, modified, extended or supplemented by that certain Aircraft Lease Extension [and Amendment] Agreement, dated ______ 19__ between Lessor and Lessee) (the "Amendment"). As used herein the term "Agreement" means and includes the Aircraft Lease Agreement as defined in the Aircraft Lease Agreement, as amended, modified, extended or supplemented from time to time, including as amended by the Amendment.

         The term "Deregistration Power of Attorney" means the power of attorney granted by Lessee in favour of ________ pursuant to paragraph 1.1
         (a)(j) in Schedule 3 to the Agreement.

2. Having considered the documents listed in paragraph 1 above, and having regard to the relevant laws of ________ we are pleased to advise tha
       t in our opinion:

(a) Lessee is a company duly incorporated under the laws of ________ , is qualified to do business as a foreign corporation in each jurisdiction where failure to so qualify would have a materially adverse effect on Lessee's business or its ability to perform its obligations under the Agreement, and is subject to suit in its own name, and, to the best of our knowledge, no steps have been, or are being, taken to appoint a receiver, liquidator, trustee or similar officer over, or to wind up, Lessee;

(b) Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorise the entry into, performance and delivery of, the Amendment and the transactions contemplated by the Amendment;

(c) the entry into and performance by Lessee of, and the transactions contemplated by, the Amendment do not and will not:

         (i)      conflict with any laws binding on Lessee; or

         (ii) conflict with the [Articles of Incorporation or By-laws] of Lessee; or

         (iii) conflict with or result in default under any agreement or instrument which is binding upon Lessee or any of its assets or result in the creation of any Security Interest over any of its assets;

(d) no authorisations, consents, licenses, approvals or registrations (other than those which have been obtained and of which copies are attached hereto) are necessary or desirable to be obtained from any governmental or other regulatory authorities in ________ having jurisdiction over Lessee or its properties to enable Lessee:

         (1) to enter into and perform the transactions contemplated by the Amendment;

         (2) to continue the import of the Aircraft into ________ for the duration of the Term;

         (3) to operate the Aircraft in ________ and on international flights for the transport of fare-paying passengers; or

         (4)      to make the payments provided for in the Agreement;

(e) except for the filing and recordation of the Amendment with ________ (which filing has been duly made on or before this date) it is not necessary or desirable, to ensure the priority, validity and enforceability of any of the obligations of Lessee under the Amendment that the Amendment be filed, registered, recorded or notarised in any public office or elsewhere or that any other instrument relating thereto be signed, delivered, filed, registered or recorded, that any tax or duty be paid or that any other action whatsoever be taken;

(f) the interests of Lessor in the Aircraft are registered on the public register of aircraft of the Air Authority and no other steps are necessary or desirable to record or perfect Lessor's interest in the Aircraft in ________ ;

(g) on termination of the Agreement (whether on expiry or otherwise) as contemplated in the Agreement, Lessor would be entitled:

         (1)      to repossess the Aircraft;

         (2)      to  deregister  the  Aircraft  from  the  register  of the Air
                  Authority;

         (3)      to export the Aircraft from ________ ;

         without requiring any further consents, approvals or licenses from any governmental or regulatory authority in ________ ;

(h) the Amendment has been properly signed and delivered on behalf of Lessee and the obligations on the part of Lessee contained therein are valid and legally binding on and enforceable against Lessee under the laws of [Ireland] [England] [New York];

(i) the events described in Schedule 9 paragraphs (g), (h) and (i) of the Agreement comprise an accurate and complete statement of all events and situations provided for by the laws of ________ which may lead to the cessation of activities, winding up or dissolution of Lessee;

(j)      the  obligations of Lessee under the Agreement rank at least pari passu
         with  all  other  present  and  future  unsecured  and   unsubordinated
         (including contingent obligations) of Lessee;

(k) there is no withholding tax or other Tax to be deducted from any payment whatsoever which may be made by Lessee pursuant to the Agreement; with respect to any withholdings, the provisions of Clause
         5.6 of the Agreement are fully effective; and the arrangements contemplated by the Agreement do not give rise to any charge whatsoever to Taxes in ________ ;

(l) there is no applicable usury or interest limitation law in ________ which may restrict the recovery of payments in accordance with the Agreement;

(m) there are no registration, stamp or other taxes or duties of any kind payable in ________ in connection with the signature, performance or enforcement by legal proceedings of the Agreement;

(n) Lessor will not violate any law or regulation in ________ nor become liable to tax in ________ by reason of entering into the Amendment with Lessee, or performing its obligations thereunder;

(o) it is not necessary to establish a place of business in ________ in order to enforce any provisions of the Agreement;

(p) the choice of the Governing Law to govern the Amendment and the Agreement will be upheld as a valid choice of law in any action in the courts of ________ ;

(q) the consent to the jurisdiction by Lessee contained in the Agreement is valid and binding on Lessee and not subject to revocation;

(r) any judgement for a definite sum given by the courts of ________ against Lessee would be recognised and accepted by the courts of ________ without re-trial or examination of the merits of the case;

(s) Lessee is subject to civil commercial law with respect to its obligations under the Agreement; and neither Lessee nor any of its assets is entitled to any right of immunity; and the entry into and performance of the Agreement by Lessee constitute private and commercial acts;

(t) there are no laws or other rules in ________ (including, without limitation, emergency powers laws) pursuant to which Lessee may be deprived of the Aircraft by any Government Entity or any other person, other than Lessor or any assignee of Lessor; and

(u) the Deregistration Power of Attorney is fully effective to authorise the Attorney named therein to act in accordance with the terms set out therein, and a duly appointed appointee of the Attorney named therein may (to the extent permitted by its appointment) serve as agent for the Attorney and perform any and all acts authorised therein as if originally authorised therein; the Deregistration Power of Attorney cannot be revoked by Lessee and would not terminate or lapse in the event of steps being taken for the cessation of activities, protection from creditors, winding up or dissolution of Lessee.

Yours faithfully,



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